Exhibit 99.2
ENCORE ENERGY PARTNERS LP

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA FINANCIAL STATEMENTS
INTRODUCTION
     Encore Energy Partners LP (the “Partnership”), a Delaware limited partnership, was formed in February 2007 by Encore Acquisition Company (“EAC”) to acquire, exploit, and develop oil and natural gas properties and to acquire, own, and operate related assets.
     On February 7, 2008, the Partnership completed the acquisition of certain oil and natural gas properties and related assets in the Permian and Williston Basins (the “Permian and Williston Basin Operations”) from Encore Operating, L.P., a Texas limited partnership and wholly owned subsidiary of EAC. The total consideration for the acquisition consisted of approximately $125.4 million in cash, including approximately $0.4 million in closing adjustments, and 6,884,776 common units representing limited partner interests in the Partnership.
     The accompanying unaudited pro forma financial statements give effect to the acquisition of the Permian and Williston Basin Operations by the Partnership, including financing transactions and the issuance of limited partner interests in the Partnership to fund the acquisition. The unaudited pro forma balance sheet assumes that the acquisition and related transactions occurred on December 31, 2007. The unaudited pro forma statements of operations for the years ended December 31, 2007, 2006, and 2005 assume that the acquisition and related transactions occurred on January 1, 2005.
     The accompanying unaudited pro forma financial statements should be read together with the historical audited consolidated financial statements of the Partnership included in its Annual Report on Form 10-K for the year ended December 31, 2007 and the audited carve out financial statements of the Encore Operating, L.P. Permian and Williston Basin Operations as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006, and 2005 filed as an exhibit to this report. The accompanying unaudited pro forma financial statements were derived by making certain adjustments to the historical financial statements of the Partnership. The adjustments are based on currently available information and certain estimates and assumptions as explained in the notes to the unaudited pro forma financial statements. Therefore, the actual adjustments may differ from the pro forma adjustments shown in the accompanying unaudited pro forma financial statements, and the pro forma amounts presented should not be viewed as indicative of operations in future periods. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transaction and that the pro forma adjustments included herein give appropriate effect to those assumptions and are properly applied in the unaudited pro forma financial statements.
     Because the Permian and Williston Basin Operations were acquired from an affiliate, the acquisition is accounted for as a transaction between entities under common control, whereby the assets and liabilities are recorded at EAC’s historical cost.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2007
(in thousands)

		Permian and
	Encore Energy	Williston Basin			Partnership
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		as Adjusted
ASSETS

Current assets:
Cash and cash equivalents	$3	$—	$125,000	(a)	$3
			(125,000	)(a)
Accounts receivable:
Trade	16,239	5,356	—		21,595
Affiliate	653	—	2,637	(b)	3,290
Derivatives	3,713	—	—		3,713
Prepaid expenses and other	448	—	—		448

Total current assets	21,056	5,356	2,637		29,049

Properties and equipment, at cost — successful efforts method:
Proved properties, including wells and related equipment	378,170	122,300	—		500,470
Unproved properties	—	298	—		298
Accumulated depletion, depreciation, and amortization	(37,661)	(25,634)	—		(63,295)

	340,509	96,964	—		437,473

Other property and equipment	457	53	—		510
Accumulated depreciation	(50)	(18)	—		(68)

	407	35	—		442

Goodwill and other intangibles, net	3,969	2,648	—		6,617
Derivatives	21,875	—	—		21,875
Debt issuance costs, net	1,451	—	190	(c)	1,641
Other	812	—	—		812

Total assets	$390,079	$105,003	$2,827		$497,909

LIABILITIES AND PARTNERS’ EQUITY

Current liabilities:
Accounts payable:
Trade	$1,915	$—	$—		$1,915
Affiliate	1,353	—	5,356	(b)	6,709
Accrued liabilities:
Lease operations expense	1,905	998	—		2,903
Development capital	2,249	763	—		3,012
Interest	147	—	—		147
Production, ad valorem, and severance taxes	5,448	824	—		6,272
Natural gas purchases	1,578	—	—		1,578
Derivatives	865	—	—		865
Other	2,452	99	—		2,551

Total current liabilities	17,912	2,684	5,356		25,952

Derivatives	20,447	—	—		20,447
Future abandonment cost, net of current portion	6,068	2,246	—		8,314
Deferred taxes	—	130	—		130
Long-term debt	47,500	—	125,000	(a)	172,690
			190	(c)
Other	16	—	—		16

Total liabilities	91,943	5,060	130,546		227,549

Partners’ equity:
Owner’s net equity	—	99,943	(99,943	)(a)	—
Limited partners	296,977	—	(24,467	)(a)	269,791
			(2,719	)(b)
General partner	1,159	—	(590	)(a)	569

Total partners’ equity	298,136	99,943	(127,719)		270,360

Total liabilities and partners’ equity	$390,079	$105,003	$2,827		$497,909

The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
(in thousands, except per unit amounts)

		Permian and
	Encore Energy	Williston Basin			Partnership
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$58,836	$26,274	$—		$85,110
Natural gas	12,269	11,451	—		23,720
Marketing and other	8,582	—	—		8,582

Total revenues	79,687	37,725	—		117,412

Expenses:
Production:
Lease operations	13,920	7,619	—		21,539
Production, ad valorem, and severance taxes	8,571	3,093	—		11,664
Depletion, depreciation, and amortization	25,998	6,277	—		32,275
Exploration	—	124	—		124
General and administrative	10,707	1,122	—		11,829
Marketing	6,673	—	—		6,673
Derivative fair value loss	26,301	—	—		26,301
Other operating	762	325	—		1,087

Total expenses	92,932	18,560	—		111,492

Operating income (loss)	(13,245)	19,165	—		5,920

Other income (expenses):
Interest	(12,294)	—	(8,776	)(d)	(21,108)
			(38	)(e)
Other	196	—	—		196

Total other income (expenses)	(12,098)	—	(8,814)		(20,912)

Income (loss) before income taxes	(25,343)	19,165	(8,814)		(14,992)

Income tax (provision) benefit:
Current	(10)	(52)	62	(f)	—
Deferred	12	(12)	—		—

Net income (loss)	$(25,341)	$19,101	$(8,752)		$(14,992)

Net income (loss) allocation:
Limited partners’ interest in net income (loss)	$(18,617)	$8,234	$(2,675	)(g)	$(13,058)

General partner’s interest in net income (loss)	$(389)	$—	$177	(g)	$(212)

Net loss per common unit:
Basic	$(0.78)				$(0.42)
Diluted	$(0.78)				$(0.42)

Weighted average common units outstanding:
Basic	23,877		6,885	(g)	30,762
Diluted	23,877		6,885	(g)	30,762
The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
(in thousands)

		Permian and
	Encore Energy	Williston Basin			Partnership
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$409	$17,367	$—		$17,776
Natural gas	12,337	10,792	—		23,129

Total revenues	12,746	28,159	—		40,905

Expenses:
Production:
Lease operations	1,673	5,264	—		6,937
Production, ad valorem, and severance taxes	1,226	2,519	—		3,745
Depletion, depreciation, and amortization	1,200	4,084	—		5,284
Exploration	—	22	—		22
General and administrative	631	1,106	—		1,737
Other operating	246	290	—		536

Total expenses	4,976	13,285	—		18,261

Operating income	7,770	14,874	—		22,644

Interest expense	—	—	(8,776	)(d)	(8,814)
			(38	)(e)

Income (loss) before income taxes	7,770	14,874	(8,814)		13,830

Deferred income tax provision (benefit)	(122)	(118)	180	(f)	(60)

Net income (loss)	$7,648	$14,756	$(8,634)		$13,770

The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(in thousands)

		Permian and
	Encore Energy	Williston Basin			Partnership
	Partners LP	Operations	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		As Adjusted
Revenues:
Oil	$535	$11,085	$—		$11,620
Natural gas	16,366	15,241	—		31,607

Total revenues	16,901	26,326	—		43,227

Expenses:
Production:
Lease operations	1,751	3,807	—		5,558
Production, ad valorem, and severance taxes	1,473	2,031	—		3,504
Depletion, depreciation, and amortization	1,286	3,306	—		4,592
Exploration	—	312	—		312
General and administrative	572	878	—		1,450
Other operating	263	326	—		589

Total expenses	5,345	10,660	—		16,005

Operating income	11,556	15,666	—		27,222

Interest expense	—	—	(8,776	)(d)	(8,814)
			(38	)(e)

Net income (loss)	$11,556	$15,666	$(8,814)		$18,408

The accompanying notes are an integral part of these unaudited pro forma financial statements.

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
Note 1. Basis of Presentation
     The Partnership’s historical financial information is derived from the audited historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007. The historical financial information of the Permian and Williston Basin Operations is derived from the audited carve out financial statements, which are filed as an exhibit to this report.
     The Permian and Williston Basin Operations consist of oil and natural gas properties and related assets within various fields in Texas and North Dakota that were part of larger acquisitions by EAC. Properties in the Permian Basin of West Texas were acquired by EAC in various acquisitions between 2000 and 2005. Properties in the Williston Basin of North Dakota were acquired by EAC in April 2007. The historical results of operations of the Permian and Williston Basin Operations reflect the operations of these properties only from the date of EAC’s acquisition forward. No adjustments have been made to reflect the pro forma results of operations for periods prior to EAC’s ownership of the properties. As the accompanying pro forma financial statements reflect the historical operations of the Permian and Williston Basin Operations only for the periods owned by EAC, the pro forma amounts presented should not be viewed as indicative of operations in future periods.
     The unaudited pro forma balance sheet as of December 31, 2007 has been prepared as if the Permian and Williston Basin acquisition and related transactions had taken place on December 31, 2007. The unaudited pro forma statements of operations for the years ended December 31, 2007, 2006, and 2005 assume that the acquisition and related transactions occurred on January 1, 2005.
Note 2. Pro Forma Assumptions and Adjustments
     The pro forma adjustments reflect the acquisition of the Permian and Williston Basin Operations and related financing arrangements applicable to the acquisition. The following adjustments were made in the preparation of the unaudited pro forma financial statements:
(a)	To record the acquisition of the Permian and Williston Basin Operations for total consideration of $125.0 million in cash and 6,884,776 common units representing limited partner interests in the Partnership. The cash portion of the purchase price was financed through additional borrowings under the Partnership’s revolving credit facility. As the Permian and Williston Basin Operations were acquired from an affiliate, the acquisition was accounted for as a transaction between entities under common control, whereby the assets and liabilities are recorded at EAC’s historical cost. The difference between the historical cost of the assets and liabilities and the cash consideration paid was recorded as a deemed distribution to EAC, which was allocated to EAC’s limited partner and general partner interests based on the relative ownership percentages. No value was ascribed to the common units.

(b)	As a result of recording the acquisition as a transaction between entities under common control, similar to a pooling, the Partnership recorded certain receivables and payables for which the Partnership is not entitled to the cash receipts and is not liable for the cash payments based on the terms of the acquisition agreement. The affiliate receivable of approximately $2.6 million and affiliate payable of approximately $5.4 million represent such receivables for which the cash belongs to EAC and such payables for which EAC is liable for the cash payment.

(c)	Reflects the payment of debt issuance costs of $0.2 million incurred on the Partnership’s revolving credit facility related to financing the acquisition of the Permian and Williston Basin Operations.

(d)	Reflects estimated incremental interest expense associated with borrowings under the Partnership’s revolving credit facility to fund the acquisition. The Partnership’s weighted average interest rate for 2007 of 7.0 percent was utilized for all periods presented. If the LIBOR rate increased 1/8%, the Partnership would have incurred an additional $0.2 million in interest expense for the years presented, and if the rate decreased 1/8%, the Partnership would have incurred $0.2 million less.

(e)	Reflects amortization of additional debt issuance costs incurred in conjunction with the acquisition over the

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS — (Continued)
term of the Partnership’s revolving credit facility.

(f)	Reflects the adjustment of income taxes related to the Texas margin tax. For 2007, on a pro forma basis, the Partnership incurred a taxable loss; therefore, no franchise taxes would be due.

(g)	Represents the general partner and limited partners’ adjusted interests in the Partnership’s net income (loss) subsequent to the initial public offering and the issuance of 6,884,776 common units representing limited partner interests in connection with the acquisition.
Note 3. Pro Forma Earnings Per Common Unit (“EPU”)
     The following table presents the pro forma allocation of net loss to the limited partners for the period subsequent to the initial public offering and reflects pro forma EPU computations for 2007 (in thousands, except per unit data):

Pro forma net loss	$(14,992)
Less: Pro forma net loss prior to initial public offering	(1,751)

Pro forma net loss attributable to unitholders subsequent to initial public offering	$(13,241)

Numerator:
Pro forma net loss attributable to unitholders subsequent to initial public offering	$(13,241)
Less: Pro forma net loss allocation to participating securities (a)	(183)

Net loss available to limited partners	$(13,058)

Denominator:
Denominator for basic EPU:
Pro forma weighted average common units outstanding	30,762
Effect of dilutive management incentive units (b)	—

Denominator for diluted EPU	30,762

Net loss per common unit:
Basic	$(0.42)
Diluted	$(0.42)

(a)	The net loss allocation to participating securities includes the general partner’s interest in the net loss of the Partnership, offset by distributions to the general partner and holders of management incentive units.

(b)	A total of 550,000 management incentive units, which represent 687,500 common unit equivalents, were outstanding at December 31, 2007 but not included in the above calculation of diluted EPU for 2007 because their effect would be antidilutive.
     For periods prior to the initial public offering, the Partnership was wholly owned by EAC, other than management incentive units owned by certain executive officers of the Partnership’s general partner. Accordingly, EPU is not presented for those periods.
Note 4. Oil & Natural Gas Producing Activities
     There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures. Oil and natural gas reserve engineering is and must be recognized as a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in any exact way, and estimates of other engineers might differ materially from those included herein. The accuracy of any reserve estimate is a function of the quality of available data and engineering, and estimates may justify revisions. Accordingly, reserve estimates are often materially different from the quantities of oil and natural gas that are ultimately recovered. Reserve estimates are integral to management’s analysis of impairments of oil and natural gas properties and the calculation of depletion, depreciation, and amortization on these properties.

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS — (Continued)
     Estimated pro forma net quantities of proved oil and natural gas reserves were as follows as of the dates indicated:

	December 31,
	2007			2006			2005
		Permian and			Permian and			Permian and
	Encore	Williston		Encore	Williston		Encore	Williston
	Energy	Basin	Partnership	Energy	Basin	Partnership	Energy	Basin	Partnership
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
Proved reserves:
Oil (MBbls)	14,417	6,980	21,397	50	3,902	3,952	45	3,892	3,937
Natural gas (MMcf)	39,140	22,067	61,207	37,426	17,815	55,241	44,190	19,336	63,526
Combined (MBOE)	20,940	10,658	31,598	6,288	6,871	13,159	7,410	7,115	14,525
Proved developed reserves:
Oil (MBbls)	12,983	6,157	19,140	50	3,453	3,503	45	3,451	3,496
Natural gas (MMcf)	30,515	20,773	51,288	30,450	17,815	48,265	31,960	19,336	51,296
Combined (MBOE)	18,069	9,619	27,688	5,125	6,422	11,547	5,372	6,673	12,045
     The changes in pro forma proved reserves were as follows for 2007, 2006, and 2005:

	Encore Energy Partners LP			Permian and Williston Basin			Partnership Pro Forma
	Historical			Operations Historical			as Adjusted
		Natural	Oil		Natural	Oil		Natural	Oil
	Oil	Gas	Equivalent	Oil	Gas	Equivalent	Oil	Gas	Equivalent
	(MBbls)	(MMcf)	(MBOE)	(MBbls)	(MMcf)	(MBOE)	(MBbls)	(MMcf)	(MBOE)
Balance, December 31, 2004	43	40,966	6,871	2,289	15,853	4,931	2,332	56,819	11,802
Purchases of minerals-in-place	—	—	—	1,634	869	1,779	1,634	869	1,779
Extensions and discoveries	—	1,945	324	79	2,150	437	79	4,095	761
Revisions of previous estimates	12	3,283	559	104	2,347	496	116	5,630	1,055
Production	(10)	(2,004)	(344)	(214)	(1,883)	(528)	(224)	(3,887)	(872)

Balance, December 31, 2005	45	44,190	7,410	3,892	19,336	7,115	3,937	63,526	14,525
Purchases of minerals-in-place	—	—	—	17	—	17	17	—	17
Extensions and discoveries	—	402	67	47	550	138	47	952	205
Revisions of previous estimates	12	(5,370)	(883)	232	(569)	137	244	(5,939)	(746)
Production	(7)	(1,796)	(306)	(286)	(1,502)	(536)	(293)	(3,298)	(842)

Balance, December 31, 2006	50	37,426	6,288	3,902	17,815	6,871	3,952	55,241	13,159
Purchases of minerals-in-place	15,330	2,359	15,724	2,052	841	2,192	17,382	3,200	17,916
Extensions and discoveries	70	1,140	260	355	5,278	1,235	425	6,418	1,495
Revisions of previous estimates	20	84	33	1,054	(319)	1,001	1,074	(235)	1,034
Production	(1,053)	(1,869)	(1,365)	(383)	(1,548)	(641)	(1,436)	(3,417)	(2,006)

Balance, December 31, 2007	14,417	39,140	20,940	6,980	22,067	10,658	21,397	61,207	31,598

ENCORE ENERGY PARTNERS LP
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS — (Continued)
     The pro forma standardized measure of discounted estimated future net cash flows related to proved oil and natural gas reserves was as follows as of the dates indicated:

	December 31,
	2007			2006			2005
		Permian and			Permian and			Permian and
	Encore	Williston		Encore	Williston		Encore	Williston
	Energy	Basin	Partnership	Energy	Basin	Partnership	Energy	Basin	Partnership
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
	(in thousands)
Future cash inflows	$1,348,498	$758,355	$2,106,853	$198,577	$306,261	$504,838	$377,543	$378,508	$756,051
Future production costs	(473,800)	(251,790)	(725,590)	(57,998)	(125,507)	(183,505)	(102,129)	(139,798)	(241,927)
Future development costs	(28,626)	(11,618)	(40,244)	(10,402)	(3,186)	(13,588)	(16,284)	(2,873)	(19,157)
Future abandonment costs, net of salvage	(20,266)	(3,475)	(23,741)	(476)	(2,677)	(3,153)	(470)	(2,631)	(3,101)
Future income tax expense	(4,989)	(877)	(5,866)	(1,288)	(426)	(1,714)	—	—	—

Future net cash flows	820,817	490,595	1,311,412	128,413	174,465	302,878	258,660	233,206	491,866
10% annual discount	(382,456)	(269,088)	(651,544)	(77,741)	(88,970)	(166,711)	(132,055)	(117,100)	(249,155)

Standardized measure of discounted estimated future net cash flows	$438,361	$221,507	$659,868	$50,672	$85,495	$136,167	$126,605	$116,106	$242,711

     The primary changes in the pro forma standardized measure of discounted estimated future net cash flows were as follows for the periods indicated:

	Year Ended December 31,
	2007			2006			2005
		Permian and			Permian and			Permian and
	Encore	Williston		Encore	Williston		Encore	Williston
	Energy	Basin	Partnership	Energy	Basin	Partnership	Energy	Basin	Partnership
	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma	Partners LP	Operations	Pro Forma
	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted	Historical	Historical	as Adjusted
	(in thousands)
Standardized measure, beginning of year	$50,672	$85,495	$136,167	$126,605	$116,106	$242,711	$82,722	$59,486	$142,208

Net change in prices and production costs	17,831	62,500	80,331	(53,815)	(33,893)	(87,708)	42,756	36,211	78,967
Purchases of minerals-in-place	426,355	57,852	484,207	—	265	265	—	30,910	30,910
Extensions, discoveries, and improved recovery	5,410	17,257	22,667	1,040	1,338	2,378	7,498	6,886	14,384
Revisions of previous quantity estimates	689	28,664	29,353	(9,417)	2,974	(6,443)	10,694	7,833	18,527
Production, net of production costs	(65,763)	(33,192)	(98,955)	(7,608)	(15,459)	(23,067)	(13,547)	(20,682)	(34,229)
Development costs incurred during the period	8,887	8,655	17,542	1,036	2,862	3,898	2,180	3,514	5,694
Accretion of discount	5,067	8,550	13,617	12,661	11,611	24,272	8,272	5,949	14,221
Change in estimated future development costs	(11,378)	(17,087)	(28,465)	4,846	(3,176)	1,670	(7,518)	(6,334)	(13,852)
Net change in income taxes	(1,895)	(176)	(2,071)	—	(194)	(194)	—	—	—
Change in timing and other	2,486	2,989	5,475	(24,676)	3,061	(21,615)	(6,452)	(7,667)	(14,119)

Net increase (decrease)	387,689	136,012	523,701	(75,933)	(30,611)	(106,544)	43,883	56,620	100,503

Standardized measure, end of year	$438,361	$221,507	$659,868	$50,672	$85,495	$136,167	$126,605	$116,106	$242,711